--------------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             Frederick B. Whittemore
  CHAIRMAN OF THE BOARD     DIRECTOR
Warren J. Olsen             James W. Grisham
  PRESIDENT AND DIRECTOR    VICE PRESIDENT
John D. Barrett II          Harold J. Schaaff, Jr.
  DIRECTOR                  VICE PRESIDENT
Gerard E. Jones             Joseph P. Stadler
  DIRECTOR                  VICE PRESIDENT
Andrew McNally, IV          Valerie Y. Lewis
  DIRECTOR                  SECRETARY
Samuel T. Reeves            Karl Hartmann
  DIRECTOR                  ASSISTANT SECRETARY
Fergus Reid                 James R. Rooney
  DIRECTOR                  TREASURER
Frederick O. Robertshaw     Joanna M. Haigney
  DIRECTOR                  ASSISTANT TREASURER

--------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
--------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
--------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
--------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                                 GOLD PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
-------

The Gold Portfolio seeks to provide long-term capital appreciation by investing primarily in the equity securities of foreign and domestic issuers engaged in gold-related activities.

The total return of the Portfolio for the nine month period ended September 30, 1995 was 18.12% as compared to 14.32% for the Philadelphia Gold and Silver (XAU) Index for the same period. The total return for the twelve months ended September 30, 1995 and the average annual total return for the period from inception on February 1, 1994 through September 30, 1995 were 3.70% and 4.80%, respectively, for the Portfolio, compared to -5.15% and -5.59% for the Philadelphia Gold and Silver (XAU) Index for the same periods.

PERFORMANCE COMPARED TO THE PHILADELPHIA GOLD AND SILVER INDEX(1)
----------------------------------------------------

                                      TOTAL RETURNS(2)
                           ---------------------------------------
                                                       AVERAGE
                                          ONE          ANNUAL
                              YTD        YEAR      SINCE INCEPTION
                           ---------  -----------  ---------------
PORTFOLIO................      18.12%       3.70%          4.80%
INDEX....................      14.32       -5.15          -5.59

1. The Philadelphia Gold and Silver Index is an unmanaged index comprised of the leading companies involved in the mining of gold and silver.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

During the third quarter, we continued to diversify away from North American producers, many of which are overvalued. We initiated a 4.7% exposure to senior South African mining firms and continued to build our Australian exposure. Australia has the added attraction of less political risk than South Africa (labor costs) or North America (environmental costs).

Third quarter results were aided by individual actions affecting Freeport McMoRan Copper & Gold (addition to the S&P 500 Index), Pegasus Gold (reserve additions through acquisition of Zapopan), and Royal Oak Mines (acquisition of Canadian properties).

During August, the World Gold Council released its "Gold Demand Trends," updated through the second quarter of 1995. Among developed countries, overall demand during the first half of 1995 was 21% higher than the comparable period in 1994, primarily because of continued investment demand originating from Japan. The rattling effect of the Kobe earthquake on the Japanese consumer's psychology and the historically inexpensive yen gold price both have stimulated continued gold purchases. Additionally, Japanese investors turned towards precious metals as a safe haven from a declining currency, following yen depreciation policies announced by government officials.

For the second quarter, Indonesia (+38%), Malaysia (+26%), Turkey (+48%), and Saudi Arabia (+17%) led gold demand among developing country markets. On the supply side, gold price rises continue to be met by producer selling, both from Australia and South Africa. The combination of firm demand and producer sales created a narrow trading range for gold, only $12.50 for the entire third quarter -- one of the narrowest ranges in recent history.

United States investors continue to demonstrate little interest in the precious metals with the strong performance given by domestic equity and fixed-income markets. An easy monetary policy, low inflation, slow growth economy has created an ideal environment for financial assets. At present, the largest risk facing U.S. investors appears to be a large correction in equity and fixed-income markets. Although gold may respond favorably to such events, there is a possibility that gold shares may fall in sympathy with any equity market decline. We plan to monitor events closely and take appropriate action if warranted.

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1995

                                                 VALUE
SHARES                                           (000)
-------                                         -------
COMMON STOCKS (86.7%)
  AUSTRALIA (32.4%)
102,200  Acacia Resources Ltd.                  $   197
175,000  Delta Gold N.L.                            386
380,000  Gold Mines of Kalgoorlie Ltd.              342
355,300  Great Central Mines N.L.                   763
110,000  Newcrest Mining Ltd.                       482
183,300  Poseidon Gold Ltd.                         342
268,600  Wiluna Mines Ltd.                          280
                                                -------
                                                  2,792
                                                -------
  CANADA (16.8%)
 91,100  Bolivar Goldfields Ltd.                     85
 96,400  Dakota Mining Corp.                        145
 15,000  Placer Dome, Inc.                          393
 30,000  Prime Resource Group, Inc.                 240
134,800  Royal Oak Mines, Inc.                      581
                                                -------
                                                  1,444
                                                -------
  SOUTH AFRICA (4.7%)
  6,000  Driefontein Consolidated Ltd., ADR          82
 14,000  Free State Consolidated Gold Mines Ltd.
          ADR                                       159
  4,200  Kloof Gold Mining Co., Ltd. ADR             47
 17,500  Vaal Reefs Exploration & Mining Co.,
          Ltd. ADR                                  115
                                                -------
                                                    403
                                                -------
  UNITED STATES (32.8%)
 50,000  Amax Gold, Inc.                            306
 11,000  Freeport McMoRan Copper & Gold, Inc.,
          Class B                                   282
 50,000  Glamis Gold Ltd.                           343
 45,000  Gold Reserve Corp.                         287
 24,000  Homestake Mining Co.                       408
 32,785  Pegasus Gold, Inc.                         447
 34,000  Santa Fe Pacific Gold Corp.                429
 15,500  Stillwater Mining Co.                      322
                                                -------
                                                  2,824
                                                -------
TOTAL COMMON STOCKS (Cost $7,554)                 7,463
                                                -------

NO. OF
WARRANTS
-------
WARRANTS (0.1%)
  UNITED STATES (0.1%)
 25,000  Gold Reserve Corp., expiring 3/96
          (Cost $ 0)                                 11
                                                -------

 FACE
AMOUNT                                           VALUE
 (000)                                           (000)
-------                                         -------
CONVERTIBLE BONDS (7.7%)
  CANADA (5.2%)
    400  Bema Gold Corp. 7.50%, 9/28/99         $   447
                                                -------
  UNITED STATES (2.5%)
    250  Canyon Resources 6.00%, 6/01/98            215
                                                -------
TOTAL CONVERTIBLE BONDS (Cost $679)                 662
                                                -------
TOTAL FOREIGN & US SECURITIES (94.5%)
(Cost $8,233)                                     8,136
                                                -------
SHORT-TERM INVESTMENT (6.8%)
  REPURCHASE AGREEMENT (6.8%)
    584  Chase Manhattan Bank, N.A., 6.00%,
          dated 9/29/95, due 10/02/95, to be
          repurchased at $584, collateralized by
          $475 United States Treasury Bonds, due
          8/15/17, valued at $596
          (Cost $584)                               584
                                                -------
TOTAL INVESTMENTS (101.3%) (Cost $8,817)          8,720
                                                -------
OTHER ASSETS AND LIABILITIES (-1.3%)
  Other Assets                                       89
  Liabilities                                      (198)
                                                -------
                                                   (109)
                                                -------

NET ASSETS (100%)                               $ 8,611
                                                -------
                                                -------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SHARE
  Applicable to 831,025 outstanding $.001 par
  value shares (authorized 500,000,000 shares)  $ 10.36
                                                -------
                                                -------

------------------------------
ADR -- American Depositary Receipt

                                       3